UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2024

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SILK ROAD MEDICAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-38847	20-8777622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1213 Innsbruck Drive Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

(408) 720-9002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	SILK	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.      Regulation FD Disclosure.

On January 9, 2024, Silk Road Medical, Inc. (the “Company”) made available on its corporate website (www.silkroadmed.com) a new investor presentation, which the Company intends to use at investor conferences and in other forums (the “Investor Presentation”). The Company intends to disclose the information contained in the Investor Presentation, in whole or in part, and with updates and possibly modifications, in connection with presentations to investors, analysts and others and on its corporate website. A copy of the Investor Presentation containing the information that may be disclosed by the Company is attached as Exhibit 99.1 to this report and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.1, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1.

The Company is furnishing the information contained in Exhibit 99.1 pursuant to Regulation FD and Item 7.01 of Form 8-K promulgated by the SEC. This information is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Investor Presentation of Silk Road Medical, Inc. (January 2024) (furnished herewith)
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILK ROAD MEDICAL, INC.

Date: January 9, 2024	By:	/s/ Mhairi L. Jones
	Name:	Mhairi L. Jones
	Title:	Chief Accounting Officer and Vice President, Finance